Total net investment result - Disclosure In Tabular Form Of Investment Contract Income / (Expenses) Insurance (Detail) - EUR (€) € in Millions	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Insurance Total Net Investment Result [Abstract]
Fair value changes in financial liabilities - policyholders	€ (1,970)	€ (2,255)
Fair value changes in other financial liabilities	(3,120)	(1,403)
Other	9	3
Investment contract income / (expenses)	€ (5,081)	€ (3,654)